AMM Funds

Fallen Angels Value Fund

Supplement dated September 17, 2015  to

the Prospectus and Statement of Additional Information dated December 1, 2014

The Board of Trustees of the AMM Funds (the “Trust”), with respect to the Fallen Angels Value Fund (the “Fund”), a separate series of the Trust, has concluded that it is in the best interests of the Fund and its shareholders that the Fund ceases operations.  The Board has determined to close the Fund, and redeem all outstanding shares, on October 16, 2015 (the “Liquidation Date”).  The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Effective immediately, the Fund will not accept any new investments and will no longer pursue its stated investment objectives.  The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.

After September 17, 2015 and prior to October 16, 2015, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus.  You may choose to redeem your shares as a “redemption in kind” as per the Prospectus.  You may incur transaction expenses in converting these securities to cash if you choose to do an in-kind redemption.  Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains.  Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE FUND PRIOR TO 4:00 P.M. EASTERN TIME ON OCTOBER 16, 2015, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT EITHER BY CHECK TO THE ADDRESS OF RECORD OR VIA ACH TO THE BANK ACCOUNT ON RECORD. The Fund reserves its right to redeem large shareholder in kind. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1.858.755.0909.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus and Statement of Additional Information dated December 1, 2014, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated December 1, 2014 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1.858.755.0909.